UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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Check the appropriate box:
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Preliminary Proxy Statement.

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement.

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Definitive Additional Materials.

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Soliciting Material Pursuant to §240.14a-12.

EYENOVIA, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2024 ANNUAL MEETING
AND PROXY STATEMENT
Wednesday, June 12, 2024
10:00 AM EDT
Virtual-Only at the following website address:
www.virtualshareholdermeeting.com/EYEN2024

295 Madison Avenue
Suite 2400
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2024

May 3, 2024
To the Stockholders of Eyenovia, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Eyenovia, Inc. (the “Company”) will be held on June 12, 2024. The virtual meeting will enable greater stockholder attendance and greater participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You may attend the Annual Meeting online at the following website address: www.virtualshareholdermeeting.com/EYEN2024 and by entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at approximately 10:00 AM EDT, with login beginning at 9:45 AM EDT, via a live webcast on the Internet.
The Annual Meeting is called for the following purposes:
1.   To elect the seven directors named in the accompanying proxy statement (the “Proxy Statement”) for one-year terms expiring in 2025 or until their successors have been elected and qualified (“Proposal 1”);
2.   To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the audit committee of the Company’s Board of Directors (the “Board of Directors” or the “Board”) (“Proposal 2”);
3.   To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);
4.   To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers (“Proposal 4”);
5.   To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 90,000,000 shares to 300,000,000 shares (“Proposal 5”);
6.   To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5 (“Proposal 6”); and
7.   To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Eyenovia common stock as of the close of business on April 16, 2024, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our principal executive offices in New York, NY during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting website.
We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2023 Annual Report to Stockholders (including our 2023 Annual Report on Form 10-K) to stockholders via the Internet. On or about May 3, 2024, we will mail to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2023 Annual Report to Stockholders and how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.
You are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.
By Order of the Board of Directors of Eyenovia, Inc.,
/s/ Tsontcho Ianchulev

Tsontcho Ianchulev, M.D., M.P.H.
Executive Chairman of the Board
New York, NY
Dated: May 3, 2024

EYENOVIA, INC.
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2024
i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2024
INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement (the “Proxy Statement”), along with the accompanying notice of the 2024 annual meeting of stockholders (the “Annual Meeting”), is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held virtually on June 12, 2024 at 10:00 AM EDT at the following website address: www.virtualshareholdermeeting.com/EYEN2024, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 16, 2024 are entitled to notice of and to vote at the meeting. In this Proxy Statement, we refer to Eyenovia, Inc. as “Eyenovia,” “Company,” “we” and “us.”
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice of Internet Availability of Proxy Materials (“Notice”), this Proxy Statement, our 2023 Annual Report to Stockholders, including financial statements, and a Proxy Card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on May 3, 2024. We will begin mailing a Notice on or about May 3, 2024 to our stockholders of record and beneficial owners as of the close of business on April 16, 2024, the record date for the meeting. This Proxy Statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.
Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the meeting.
We bear the expense of soliciting proxies. Our directors, officers, and employees may also solicit proxies personally or by telephone, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q:
Who may vote at the meeting?

A:
Our Board of Directors has set April 16, 2024 as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 16, 2024, you may virtually attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of the close of business on April 16, 2024, there were 50,957,869 shares of our common stock outstanding and entitled to vote at the meeting.

Q:
Why are we having a virtual only meeting?

A:
The Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.

Q:
How do I attend the meeting?

A:
We will host the Annual Meeting live via the Internet. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to stockholders as of the close of business on April 16, 2024. Such stockholders can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/EYEN2024. The webcast will begin at 10:00 AM EDT, on June 12, 2024. Online access will begin at 9:45 AM EDT, and we encourage you to access the Annual Meeting prior to the start time.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in New York, NY during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting website.
To participate in the Annual Meeting, you will need the 16-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number 844-976-9738 (US) or 303-562-9301 (International). Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/EYEN2024.
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Annual Meeting, you will need the 16-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials.

If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice or proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instructions included in the Notice or proxy materials. You also are invited to virtually attend and vote at the Annual Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.
Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present virtually at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•
Are present virtually and entitled to vote at the meeting;

•
Properly submitted a Proxy Card or Voter Instruction Card; or

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Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

If you are present virtually or by proxy at the Annual Meeting, but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Broker non-votes are also counted for purposes of determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless.
Proposals 1, 3 and 4 (as defined below) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” Proposals 2, 5 and 6 (as defined below) are considered to be discretionary, and your brokerage firm will be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.
Q:
What proposals will be voted on at the meeting?

A:
The six proposals to be voted on at the Annual Meeting are as follows:

1.
To elect the seven directors named in the Proxy Statement for one-year terms expiring in 2025 or until their successors have been elected and qualified (“Proposal 1”);

2.
To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the audit committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) (“Proposal 2”);

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);

4.
To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers (“Proposal 4”);

5.
To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 90,000,000 shares to 300,000,000 shares (“Proposal 5”); and

6.
To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5 (“Proposal 6”).

We will also consider any other business that properly comes before the Annual Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.
Q:
What Vote is Required to Approve Each Proposal and How are Votes Counted?

A:
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The seven nominees receiving the most “For” votes will be elected as directors.	No effect	No effect
2	Ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not Applicable(1)
3	Approval, on an advisory basis, of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect
4	Indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers	The frequency receiving the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter will be considered the frequency preferred by the stockholders.	No effect	No effect
5	Authorized stock increase	“For” votes from the holders of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting.	No effect	Not Applicable(1)
6	Adjournment	“For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not Applicable(1)

(1)
Under applicable exchange rules, this proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or agent that holds your shares, your broker, bank or other such agent has discretionary authority to vote your shares on this proposal. Any failure by a broker, bank or other agent to vote a share over which it exercises discretion will have the same effect as a vote against the proposal.

Q:
Can I access these proxy materials on the Internet?

A:
Yes. The Notice of Annual Meeting, Proxy Statement, and 2023 Annual Report to Stockholders (including the 2023 Annual Report on Form 10-K) are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2023 is also available under the Investors — Financials — SEC Filings section of our website at www.eyenovia.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting. None of the information on or that can be accessed through our website is incorporated by reference in this Proxy Statement.

Q:
How may I vote my shares at the virtual meeting?

A:
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Annual Meeting, you will need the 16-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials. To vote at the Annual Meeting, please follow the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to virtually attend and vote at the Annual Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.
Q:
How can I vote my shares without virtually attending the meeting?

A:
If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:
•
Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website;

•
Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or

•
By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice and completing, dating, signing, and returning the Proxy Card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on June 11, 2024. Of course, you can always virtually attend the Annual Meeting and vote your shares. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board, as permitted by law.
Q:
How can I change my vote after submitting it?

A:
If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 295 Madison Avenue, Suite 2400, New York, NY 10017 at or before the taking of the vote at the meeting;

•
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 295 Madison Avenue, Suite 2400, New York, NY 10017 at or before the taking of the vote at the meeting;

•
Virtually attending the meeting and voting at the virtual meeting (although virtual attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•
If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on June 11, 2024.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote at the virtual meeting by following the instructions provided by your bank, broker or other holder of record to participate in the Annual Meeting.
Q:
Where can I find the voting results of the meeting?

A:
We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the meeting.

Q:
For how long can I access the proxy materials on the Internet?

A:
The Notice of Annual Meeting and Proxy Statement, 2023 Annual Report to Stockholders, and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available, free of charge, in PDF and HTML format under the Investors — Financials — Annual Meeting Materials section of our website at www.eyenovia.com and will remain posted on this website at least until the conclusion of the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
Nominees
Our Board of Directors currently consists of seven members, each of whom serve for a one-year term or until a successor has been elected and qualified.
If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted for any nominee designated by our Board to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.
On March 18, 2024, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Tsontcho Ianchulev, M.D., M.P.H., Michael Geltzeiler, Rachel Jacobson, Charles E. Mather IV, Ram Palanki, Pharm.D., Michael Rowe and Ellen Strahlman, M.D. for election at the Annual Meeting for a term of one year to serve until the 2025 annual meeting of stockholders, and until their respective successors have been elected and qualified.
The name of and certain information regarding each director nominee as of April 16, 2024 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer. The business address for each nominee for matters regarding the Company is 295 Madison Avenue, Suite 2400, New York, NY 10017.
Name of Director Nominee	Age	Positions with Eyenovia	Director Since
Tsontcho Ianchulev, M.D., M.P.H.	50	Chairman of the Board	March 2014
Michael Geltzeiler	65	Director	November 2023
Rachel Jacobson	50	Director	February 2022
Charles E. Mather IV	64	Director	March 2018
Ram Palanki, Pharm.D.	48	Director	July 2022
Michael Rowe	62	Chief Executive Officer and Director	August 2022
Ellen Strahlman, M.D.	66	Director	July 2022
Director Nominees
Tsontcho Ianchulev — Executive Chairman
Dr. Ianchulev has been serving as a member of our Board of Directors since March 2014. Dr. Ianchulev was the Chief Executive Officer of our Company from 2017 to 2022, and became the Executive Chairman of our Board in August 2022. Dr. Ianchulev is a Harvard-trained physician-executive, ophthalmic surgeon, inventor and serial entrepreneur, who has been at the forefront of medical innovation and products that have transformed the ophthalmic field. Currently, Dr. Ianchulev is a Professor of Ophthalmology at New York Eye and Ear Infirmary of Mount Sinai in New York City. Previously, while at Genentech, Inc., Dr. Ianchulev headed the ophthalmology clinical research group and directed the development and the FDA approval of Lucentis®, one of the most successful biotech innovations in the field of ophthalmology. As an inventor and developer, Dr. Ianchulev has participated in the development of many breakthrough technologies and venture-funded acquisitions — from the first ophthalmic intraoperative biometry device (Alcon, Inc.), the only FDA-approved suprachoroidal MIGS micro-stent (Alcon, Inc.), the first biologic stent technology in ophthalmology (Iantrek, Inc.), the original micro- interventional cataract fragmentation system (miLOOP, Zeiss Meditec) as well as the first microdose smart delivery system for topical therapeutics (Eyenovia, Inc.). Dr. Ianchulev’s robotics team at New York Eye and Ear Infirmary and his pioneering work with Preceyes, Inc. led to the introduction of micro- interventional robotics in ophthalmic surgery (Zeiss Meditec). Dr. Ianchulev received his B.S. from the University of Rochester, received both his medical degree (MD) and a Master of Public Health (MPH) degree from Harvard University and completed his specialty training at the Doheny Eye Institute.
Dr. Ianchulev is a holder of many issued and pending patents. He has also participated in multiple publications in the field, which have been cited by more than 3,000 peer-reviewed publications. He also sits on several corporate and scientific advisory Boards.
We believe that Dr. Ianchulev’s experience in drug discovery and development of pharmaceutical products and in the operation of biopharmaceutical businesses is valuable to the Company and qualifies him to serve as one of our directors.
Michael Geltzeiler — Director
Mr. Geltzeiler has been a member of the Board of Directors since November 2023. Mr. Geltzeiler brings to the Board significant expertise as a chief financial officer of public companies. Mr. Geltzeiler served as chief financial officer at ADT Corporation from November 2013 — June 2016. Prior to that, Mr. Geltzeiler served as chief financial officer of NYSE Euronext from June 2008 — November 2013. Mr. Geltzeiler served as a director of Cypress Creek Renewables, a private company, from October 2018 to December 2021.
We believe Mr. Geltzeiler’s significant experience as a Chief Financial Officer of companies including ADT Corporation, Euronext and Readers Digest, and his extensive finance background, is valuable to the Company and qualifies him to serve as one of our directors.
Rachel Jacobson — Director
Ms. Jacobson has been a member of the Board of Directors since February 2022. Ms. Jacobson brings to the Board significant expertise in business development and marketing, having served in leadership positions at major global sports organizations including the Drone Racing League (“DRL”) and the National Basketball Association (“NBA”). Currently, Ms. Jacobson serves as the President of DRL, the world’s premier, professional drone racing property, where she spearheads global partnerships and media rights deals, and leads the marketing and business development teams. Bringing to DRL her legacy of creating transformative partnerships with leading sports and technology brands, Rachel has forged groundbreaking partnerships with organizations including Algorand, Google, T-Mobile, New Balance, the U.S. Air Force, PointsKash, and Draganfly. Laser focused on making a global, philanthropic impact, she also expanded the league’s DRL Academy STEM program with Steve Wozniak’s Woz Ed to create a new, interactive drone racing curriculum for students around the world.
Prior to DRL, she served as the Chief Business Development Officer at Landit, Inc., the market leader in personalized career pathing technology to increase the success and engagement of women and diverse groups in the workplace. Before that, she spent 21 years at the NBA, where she oversaw business development, licensing, marketing, account management, event planning, and held several other roles during her tenure. As their SVP of Global Partnerships, she closed partnership sales and secured global partnerships with some of the world’s most prominent companies including PepsiCo, Inc., ExxonMobil Corporation, Under Armour, Inc., Marriott International Inc., Harman International Industries, Kaiser Permanente and other Fortune 500 companies. Ms. Jacobson has received numerous industry accolades, including being named a Fortune’s Most Powerful Women member, Cynopsis Top Women in Media’s “Innovator & Disruptor,” TechStars Sports Accelerator Mentor and a recipient of Sports Business Journal’s 40 Under 40 Award. She is a charter member of the W.O.M.E.N. Mentoring Program, where she helps other professional women advance their careers through leadership training. Ms. Jacobson is a graduate of the Cornell University School of Hotel & Business Management.
We believe Ms. Jacobson’s significant experience in business development and marketing is valuable to the Company and qualifies her to serve as one of our directors.
Charles E. Mather IV — Director
Mr. Mather has been a member of our Board of Directors since March 2018. He currently serves as Senior Managing Director at Brookline Capital Markets. From October 2019 until January 2023,

Mr. Mather was Managing Director, Head of Life Sciences and Medical Technology Capital Markets at Truist Securities, Inc. (f/k/a Suntrust Robinson Humphrey, Inc.) Prior to that, from March 2015 to September 2019, Mr. Mather was Managing Director, Co-Head of Equity Capital Markets at BTIG, LLC.
From December 2009 to February 2015, he was the Head of Private and Alternative Capital and Co-Head of Equity Capital Markets at Janney Montgomery Scott LLC. Prior to that, Mr. Mather held various senior investment banking positions at Jefferies Group, Inc. and Cowen and Company, LLC. Mr. Mather serves on the board of Wentz Holdings, Inc. Mr. Mather also served on the board of Tonix Pharmaceuticals Holding Corp. (Nasdaq: TNXP) until February 2019 and the Finance Company of Pennsylvania until June 2017. Mr. Mather received a B.A. in History from Brown University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.
We believe Mr. Mather’s extensive experience advising life science companies as an investment banker and prior board experience is valuable to the Company and qualifies him to serve as one of our directors.
Ram Palanki, Pharm.D. — Director
Dr. Ram Palanki has been a member of the Board of Directors since July 2022. He currently serves as Executive Vice President of Commercial Strategy & Operations at REGENXBIO, Inc. (Nasdaq: RGNX), a leader in AAV gene therapy, and is responsible for the planning, execution, and commercialization of their pipeline across the ophthalmology, central nervous system, and neuromuscular disease franchises.
Dr. Palanki has nearly 20 years of experience in the development and commercialization of biopharmaceuticals and medical devices. Before joining REGENXBIO, Inc., Dr. Palanki was Senior Vice President of Commercial for the Americas at Santen Inc. Previously, he served as the executive team member leading the strategy and operations for pre-launch and global commercialization of a first-in-class biologic at ThromboGenics NV (now known as Oxurion, Euronext Brussels: OXUR). Over the span of his career, Dr. Palanki has held roles of increasing responsibility at several small, mid-sized and large companies, including the launch of LUCENTIS® at Genentech, Inc. He is an active board member and strategic advisor to multiple biotech companies, technology start-ups and global non-profits, including AAVantgarde Bio and Orbis International.
Dr. Palanki holds a Pharm.D. from Albany College of Pharmacy, Union University and his post doctorate from Rutgers University.
We believe Dr. Palanki’s extensive experience as a leader in the life sciences industry is valuable to the Company and qualifies him to serve as one of our directors.
Michael Rowe — Chief Executive Officer and Director
Michael Rowe has been the Chief Executive Officer and a member of the Board of Directors since August 2022. Prior to these roles, he served as the Company’s Corporate Vice President from 2018 to 2021 and the Chief Operating Officer from 2021 until being named Chief Executive Officer. Previously, Mr. Rowe was the Executive Director of Marketing for Aerie Pharmaceuticals Inc., where he was pivotal in the commercialization of their glaucoma franchise. Before that, Mr. Rowe spent 12 years at Allergan plc, where he found the health economics department, led strategic planning and new pharmaceutical and device product commercialization for the global glaucoma franchise and found the competitive intelligence function across the company. During this time, Mr. Rowe also served as the Company’s liaison with Senju Pharmaceuticals (“Senju”) (a current stockholder and licensee of Eyenovia) and was instrumental in the successful launch of multiple glaucoma products in the Japanese market.
Mr. Rowe received his B.A. in Psychology from the State University of New York, Stony Brook and his Masters of Science in Experimental Psychology and Ergonomics from Rensselaer Polytechnic Institute.
We believe Mr. Rowe’s experience as an executive of the Company and as our Chief Executive Officer is valuable to the Company and qualifies him to serve as one of our directors.
Ellen Strahlman, M.D., MHSc, — Director
Dr. Strahlman has been a member of the Board of Directors since July 2022. She currently serves as Partner at Reillen Group LLC. She previously served as Executive Vice President, Research & Development and Chief Medical Officer of Becton, Dickinson and Company (“BD”) (NYSE: BDX), a leading global medical technology company, from 2013 until 2018. While at BD, the company was selected as the Outstanding Corporate Innovator in 2015 by the Product Development & Management Association. Before joining BD, she served as Senior Vice President and Chief Medical Officer for GlaxoSmithKline, plc (“GSK”) from 2008 to 2013, spending her last year at GSK as Senior Advisor to the CEO, leading GSK’s Global Health Programs. Prior to 2008, Dr. Strahlman held senior executive leadership roles in global product development and commercialization and business development at Pfizer, Inc., Novartis AG, Virogen Limited, and Merck & Co., Inc. She was the Senior Vice President for Research & Development and Chief Medical Officer for Bausch & Lomb from 1995 to 2000.
Dr. Strahlman was chosen to serve as Industry Representative on the FDA/CDER Dermatology and Ophthalmology Advisory Committee (DODAC), from 2008 to 2013. From 2016 to November 2020, Dr. Strahlman served as a director of Syncona Limited (LSE: SYNC.L), having previously served as a director of Syncona Partners, LLP. She is currently a director of Altria Group, Inc. (NYSE: MO). In addition to her corporate board service, Dr. Strahlman serves as a visiting professor at the University of Turku in Finland.
Dr. Strahlman earned a B.A. from Harvard University in biochemistry and an M.D. from the Johns Hopkins School of Medicine. She is an American Board of Ophthalmology board-certified ophthalmologist, having trained at the Wilmer Eye Institute from 1984 to 1987. She was awarded a Carnegie Mellon Public Health Fellowship in 1987, during which she earned an M.H.Sc. in Epidemiology from the Bloomberg School of Public Health from 1987 to 1989.
We believe Dr. Strahlman’s extensive executive experience in life science companies is valuable to the Company and qualifies her to serve as one of our directors.
Required Vote
Provided there is a quorum for the meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 1.
Our Board of Directors unanimously recommends that stockholders vote FOR all the director nominees listed above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors, including its Audit Committee, has selected and appointed Marcum as the Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024, and recommends that stockholders vote for the ratification of such appointment. Marcum has audited our financial statements annually since 2017. Marcum has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.
Representatives of Marcum are expected to be present virtually at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Required Vote
Provided there is a quorum for the meeting, ratification of the appointment of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Because the ratification of the appointment of Marcum is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.
Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote to approve, on an advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, commonly referred to as a “say-on-pay vote.” Accordingly, we are asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers is disclosed in the section titled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section under the same heading. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the “named executive officers” of Eyenovia, Inc., as disclosed in the section titled “Executive Compensation” in the proxy statement for the Eyenovia, Inc. 2024 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
Required Vote
The affirmative vote of the holders of a majority of the shares deemed present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on us, the Board or the Board’s compensation committee (the “Compensation Committee”). Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 3. Abstentions will be counted toward the vote total for Proposal 3 and will have the same effect as “AGAINST” votes.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement.

PROPOSAL 4:
ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory vote regarding the frequency of future advisory votes on executive compensation, commonly known as a “say-on-frequency” vote. Stockholders may vote on whether the advisory say-on-pay vote should occur every one year, every two years or every three years.
Since losing our emerging growth company status on December 31, 2023, we are required to hold an advisory say-on-frequency vote every six years. This is the first time the Company’s stockholders are being provided with the opportunity to vote on the frequency of “say-on-pay” votes.
Although we recognize the potential benefits of having less frequent advisory votes on executive compensation (including allowing the Company additional time to conduct a more detailed review of its pay practices in response to the outcome of stockholder advisory votes), we recognize that the widely adopted standard is to hold say-on-pay votes annually. We also acknowledge current stockholders’ expectations regarding having the opportunity to express their views on the Company’s compensation of its executive officers on an annual basis. In light of investor expectations and prevailing market practice, the Board recommends that the advisory say-on-pay vote occur every one year.
The proxy card provides for four choices and shareholders are entitled to vote on whether the advisory vote on executive compensation should be held every one year, every two years or every three years, or to abstain from voting.
The result of this advisory vote is not binding on the Company or the Board and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board or the Compensation Committee. However, the Board values the opinions that stockholders express in their votes and will consider the outcome of the vote and stockholders’ feedback when deciding how frequently to conduct the advisory say-on-pay vote. Notwithstanding the Board’s recommendation and the outcome of the stockholders vote, the Board may in the future decide to conduct say-on-pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to the Company’s executive compensation programs.
Required Vote
Stockholders may cast their vote on the preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when voting on this proposal. The option of one year, two years or three years that receives the greatest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that has been recommended by stockholders, even if that alternative does not receive a majority of votes cast. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s stockholders. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 4. Abstentions will have no effect on Proposal 4.
Our Board of Directors unanimously recommends that stockholders vote for the frequency of every “ONE” year as the frequency preferred by stockholders for the future solicitation of advisory stockholder approval of the compensation paid to our named executive officers.

PROPOSAL 5:
APPROVAL OF THE CERTIFICATE OF AMENDMENT TO
OUR CHARTER TO INCREASE THE NUMBER OF
SHARES OF OUR AUTHORIZED COMMON STOCK
Overview
On April 23, 2024, our Board unanimously approved and recommended that our stockholders approve an amendment to our Charter to, at the discretion of the Board, increase the number of authorized shares of our common stock from 90,000,000 shares of common stock to 300,000,000 shares of common stock within one year after the conclusion of the Annual Meeting. The number of shares of preferred stock authorized for issuance would remain the same, at 6,000,000 shares of preferred stock, and would not be impacted by the increase in the authorized shares of capital stock or common stock, if approved by our stockholders. As of the record date, there were 50,957,869 shares of common stock issued and outstanding, no shares of common stock held as treasury stock, no shares of preferred stock issued or outstanding and 20,856,851 shares of our common stock reserved for issuance in connection with the following:
•
the exercise of outstanding warrants to purchase 10,926,554 shares of common stock;

•
2,327,747 shares of our common stock issuable upon conversion of outstanding convertible notes;

•
the exercise and/or vesting of outstanding awards in the aggregate amount of 5,548,141 shares of common stock under our 2014 Equity Incentive Plan, as amended, and our Amended and Restated 2018 Omnibus Stock Incentive Plan, as amended (together, the “Equity Plans”); and

•
the granting of future awards in the aggregate amount of 2,054,409 shares of common stock under our Equity Plans.

As of the record date, 18,185,280 authorized shares of common stock remained available for future issuance. Accordingly, our Board unanimously determined it was advisable and in the best interest of the stockholders and the Company to amend our Charter to increase the number of authorized shares of common stock (the “Share Increase”) and directed that it be submitted for approval by the stockholders at the Annual Meeting in light of the time and expense that would otherwise be required to convene a special meeting for consideration of the proposed amendment at a later time. The form of the proposed amendment to the Charter to effect the Share Increase is attached to this Proxy Statement as Annex A.
The amendment would increase the number of shares of common stock the Company is authorized to issue by 210,000,000 shares of common stock and would increase the number of authorized shares of common stock available for future issuance to 228,185,280. Thus, if this proposal is approved by our stockholders, our total authorized capital stock would increase from 96,000,000 to 306,000,000, with the number of authorized shares of our preferred stock remaining unchanged at 6,000,000. The additional shares of common stock proposed to be authorized under this proposal would have rights identical to our currently outstanding shares of common stock. This description is qualified in its entirety by reference to the complete text of the certificate of amendment to our Charter, which is attached as Annex A to this Proxy Statement and incorporated into this proposal by reference.
Reasons for Increasing the Number of Authorized Shares of Common Stock
Our Board believes that the increase in our authorized shares of common stock will provide us with the ability to support our future anticipated growth and would provide us with greater flexibility to consider and respond to future business opportunities and needs as they arise, including equity financings. The availability of additional shares of common stock would permit us to undertake certain of the foregoing actions without the delay and expense associate with holding a special meeting of our stockholders to obtain stockholder approval each time such an opportunity arises. Unless and until we can generate sufficient revenues, we expect to finance our cash needs in whole or in part through equity offerings. If the authorization of the Share Increase is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining stockholder approval at that time could impair our ability to meet our objectives.

Possible Effects of Increasing the Number of Authorized Shares of Common Stock
Except for the conversion or exercise of outstanding convertible or exercisable securities (which conversion or exercise would be at the option of the respective holders) and the utilization of our at-the-market sales facility from time to time, we currently have no plans, proposals, arrangements, or understandings to issue any authorized but unissued shares of our common stock. However, these additional authorized shares could be used in the future for various purposes without further stockholder approval, except as such approval may be required in particular cases by our organizational documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.
Notwithstanding the foregoing, authorized but unissued shares of common stock may enable our Board to render more difficult or to discourage an attempt to obtain control of the Company. One of the consequences of such an action would be to protect the continuity of or entrench our management. This may adversely affect the market price of our common stock. If, in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interest of the Company, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transactions by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. We have no current intention to issue shares for anti-takeover purposes.
Failure to approve this proposal could have adverse results for, and effects on, the Company. Without a reasonable amount of authorized shares available to us for issuance, we may not have the ability to raise additional capital, establish strategic relationships with other companies or expand our business or product lines through acquisition. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. Furthermore, given the decline in the price of our common stock, we may need additional shares of authorized common stock to satisfy our capital needs.
Effectiveness of Amendment
The Share Increase, if approved by our stockholders, would become effective upon the filing and effectiveness of the certificate of amendment, the form of which is attached hereto as Annex A, with the Secretary of State of the State of Delaware. All other sections of the Charter would be maintained in their current form. Such filing would take place only in the event the Board determines, following approval by our stockholders, that it remains in the best interest of the Company and its stockholders to effect the Share Increase. The exact timing of the filing of the amendment to effect the Share Increase, however, will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders; provided, however, that the Share Increase amendment must be effective within one year after the conclusion of the Annual Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Share Increase amendment if, at any time prior to the filing of the Share Increase amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our Company’s best interest or the best interest of our stockholders to proceed with the Share Increase.
Dissenters’ Rights of Appraisal
Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase, and we will not independently provide our stockholders with any such right.
Required Vote
The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve Proposal 5. Abstentions will have no effect on Proposal 5. Because the Share Increase is considered a

“routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.
Should this proposal be approved by our stockholders, the Board would, in its discretion, choose whether to implement it, subject to its discretion to determine that the proposal is not in the best interest of the Company or its stockholders.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve the amendment to the Charter to implement the Share Increase, at our Board’s discretion.

PROPOSAL 6:
ADJOURNMENT OF ANNUAL MEETING
We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Share Increase pursuant to Proposal 5 at the time of the Annual Meeting or if we do not have a quorum.
If our stockholders approve Proposal 6, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Share Increase. Among other things, approval of Proposal 6 could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Share Increase such that the proposal to approve any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.
Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of the Share Increase if there are insufficient votes to approve such proposal at the time of the Annual Meeting or in the absence of a quorum.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 6. Abstentions will be counted toward the vote total for Proposal 6 and will have the same effect as “AGAINST” votes. Because adjournment of the Annual Meeting is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.
Our Board of Directors unanimously recommends that stockholders vote “FOR”approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 5.

CORPORATE GOVERNANCE MATTERS
Information about our Board
Our Board of Directors currently comprises of seven members consisting of Drs. Ianchulev, Strahlman and Palanki and Messrs. Geltzeiler, Rowe and Mather and Ms. Jacobson. Each nominated director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or the stockholders (as provided in our amended and restated bylaws).
As Executive Chairman, Dr. Ianchulev, has authority to, among other things, call and preside over meetings of our Board, set meeting agendas, and determine materials to be distributed to our Board. Accordingly, Dr. Ianchulev has substantial ability to shape the work of our Board. We believe Dr. Ianchulev possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company and our business, and is well positioned to develop agendas that ensure our Board’s time and attention are focused on critical matters.
Director Independence
Of our current directors, our Board of Directors has determined that Drs. Strahlman and Palanki, Messrs. Geltzeiler and Mather and Ms. Jacobson are “independent” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Family Relationships
There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer of the Company.
Selection of Nominees for our Board of Directors
The Nominating and Corporate Governance Committee of our Board is responsible for establishing the criteria for recommending which directors should stand for re-election to our Board and the selection of new directors to serve on our Board. In addition, the committee is responsible for establishing the procedures for our stockholders to nominate candidates to our Board. The committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including educational background, diversity, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board of Directors and its committees.
On February 4, 2022, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Stuart M. Grant, a greater-than-5% stockholder of the Company. Pursuant to the Settlement Agreement, our Board of Directors appointed two new directors, Rachel Jacobson and Stephen Benjamin, to the Board to fill the vacancies on the Board at such time. Ms. Jacobson and Mr. Benjamin were nominated as directors at the 2022 annual meeting of stockholders and elected as directors at such meeting; Mr. Benjamin has since resigned from the Board to take a position at the White House. The Board of Directors has nominated Ms. Jacobson for re-election at the Annual Meeting. The Settlement Agreement has expired by its terms and is no longer in effect.
Our amended and restated bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth (10th) business day following the date on which notice of such meeting is first given to stockholders.
Any such notice must set forth the following: (A) the name and address, as they appear on the Company’s books, of (i) the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated, and (ii) any Stockholder Associated Person (as defined below); (B) (i) any material interest in each director nomination of such stockholder or any Stockholder Associated Person, individually or in the aggregate, (ii) as to the stockholder or any Stockholder Associated Person, their holdings of our stock and whether the stockholder has entered into transactions to manage risk with respect to such stock, (iii) as to the stockholder and any Stockholder Associated Person, the name and address of such stockholder and Stockholder Associated Person, as they appear on the Company’s stock ledger, and current name and address, if different, and (iv) to the extent known by the stockholder, the name and address of any other stockholder supporting the nominee for election as a director; (C) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and any Stockholder Associated Person and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (E) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by our Board of Directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of the Company if so elected. Our amended and restated bylaws define “Stockholder Associated Person” as (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of our shares of stock owned of record or beneficially by such stockholder, and (C) any person controlling, controlled by, or under common control with such Stockholder Associated Person.
Our Nominating and Corporate Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons as well as its own nominee recommendations.
The following table sets forth information on each director’s voluntary self-identified characteristics in a tabular format.

Board Diversity Matrix
	As of May 4, 2023				As of April 16, 2024
Total Number of Directors:	6				7
	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Gender:
Directors	2	4	0	0	2	5	0	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0	0	0	0	0	0
Alaskan Native or Native American	0	0	0	0	0	0	0	0
Asian (other than South Asian)	0	0	0	0	0	0	0	0
South Asian	0	1	0	0	0	1	0	0
Hispanic or Latinx	0	0	0	0	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0	0	0	0	0
White	2	3	0	0	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0	0	0	0	0
LGBTQ+	0				0
Did Not Disclose Demographic Background	0				1
Information Regarding Meetings of our Board and its Committees
During 2023, our Board of Directors acted by written consent or held 22 meetings. Our Board’s four permanent committees, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Innovation Committee, collectively held 11 meetings in 2023.
All of our directors then serving on our Board of Directors attended at least 75% of the aggregate of all meetings of our Board and the committees on which he or she served during 2023. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders. In 2023, five of the directors then serving on our Board of Directors attended the virtual annual meeting of stockholders.
Board Committees
Committees of our Board of Directors
Our Board of Directors has adopted written charters for each of its permanent committees, all of which are available under Investors — Governance — Documents & Charters section of our website at www.eyenovia.com. The following table provides membership information of our directors in each committee of our Board as of April 16, 2024.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Innovation Committee
Tsontcho Ianchulev, M.D.
Michael Geltzeiler
Rachel Jacobson
Charles E. Mather IV
Ram Palanki, Pharm.D.
Michael Rowe
Ellen Strahlman, M.D.

= Committee Chair
= Member
Audit Committee
Our Board of Directors has an Audit Committee, composed of Michael Geltzeiler (Chair), Mr. Mather and Dr. Strahlman, each of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq listing rules and Section 10A(m)(3) of the Exchange Act. Our Board has determined that Mr. Geltzeiler is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee met four times during the 2023 fiscal year.
The Audit Committee oversees our corporate accounting, financial reporting practices, disclosures and the audits of financial statements. The Audit Committee’s duties, which are specified in its charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition” (“MD&A”) and the annual audited financial statements, and recommending to our Board of Directors whether the audited financial statements should be included in our Form 10-K;

•
reviewing and discussing with management and the independent auditor the Company’s disclosures under the MD&A section included in our Form 10-Q, the quarterly financial statements, and the independent auditor’s evaluation of our ability to continue as a going concern;

•
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
assessing the impact of significant accounting or financial developments that may have an impact on the Company;

•
monitoring the independence of the independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
monitoring compliance with employee conflict of interest policies and regulations;

•
reviewing and approving all related-party transactions;

•
reviewing and enforcing the Company’s Code of Conduct and Business Ethics;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
reviewing with the independent auditor and certain executive officers the adequacy and effectiveness of our accounting and internal control policies, and our internal control over financial reporting;

•
establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies;

•
overseeing internal audit coverage and reviewing reports to management prepared by the internal audit function, as well as management’s response; and

•
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee has a charter, which is reviewed annually. Please also see the report of the Audit committee set forth elsewhere in this proxy statement.
Compensation Committee
Our Board of Directors has a Compensation Committee, composed of Mr. Mather (Chair) and Drs. Palanki and Strahlman, all of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(d)(2) of the Nasdaq listing rules. Our Compensation Committee met three times during the 2023 fiscal year.
The Compensation Committee’s duties, which are specified in its charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives of the Company’s executive compensation plans;

•
evaluating our Chief Executive Officer’s performance in light of our corporate goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of our other executive officers;

•
reviewing our executive compensation policies and plans;

•
reviewing and approving any employment, severance, change in control, or termination arrangements with any executive officer;

•
reviewing employee compensation arrangements and benefit plans in light of the goals and objectives of such arrangements or plans, and evaluating their impact on risk-taking and our corporate strategy;

•
implementing, administering, and reviewing our incentive compensation equity-based remuneration plans;

•
evaluating annually the appropriate level of compensation for Board and committee service by non-employee directors;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may consider recommendations by our Chief Executive Officer regarding the Company’s compensation and employee benefit plans and practices with respect to executive officers, other than the Chief Executive Officer, and the Company’s director compensation arrangements. Pursuant to its written charter, the Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to conduct investigations into or studies of matters within the committee’s scope of responsibilities. Additionally, the Compensation Committee has the authority to form subcommittees and may delegate to such subcommittees such power and authority as the committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members.
The Compensation Committee’s independent compensation consultant during fiscal year 2023 was Frederic W. Cook & Co., Inc. (“FW Cook”). FW Cook was engaged by the Compensation Committee, which had the sole authority to hire or fire FW Cook and to approve fee arrangements for work performed. FW Cook assisted the Compensation Committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The Compensation Committee authorized FW Cook to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and FW Cook was included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration.
It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2023, FW Cook only provided services for the Compensation Committee. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that FW Cook’s services for the Compensation Committee does not raise any conflict of interest.
The Compensation Committee has a charter, which is reviewed annually.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Ms. Jacobson (Chair), Mr. Mather and Dr. Palanki, all of whom satisfy the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules. Our Nominating and Corporate Governance Committee met one time during the 2023 fiscal year:
•
developing and recommending to the Board of Directors minimum qualifications for director nominees;

•
identifying and screening candidates for the Board, and recommending nominees for election of directors;

•
establishing procedures to exercise oversight of the evaluation of the Board, including an annual self-assessment by all directors of the Board and its standing committees;

•
developing and recommending to the Board a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the Board;

•
reviewing the structure of the Board’s committees and recommending to the Board for its approval directors to serve as members of each committee; and

•
making recommendations to Board with respect to potential successors to the Company’s Chief Executive Officer and Chairman of the Board and developing and recommending to the Board annual management succession and career development plans with respect to the Company’s senior management.

The Nominating and Corporate Governance Committee has a charter, which will be reviewed annually.
Innovation Committee
Our Innovation Committee consists of Dr. Strahlman (Chair), Ms. Jacobson, Dr. Palanki and Mr. Rowe. Since this is not a committee that is required by Nasdaq rules, it is not required to be comprised exclusively of directors who satisfy the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules. Our Innovation Committee met three times during the 2023 fiscal year.
The Innovation Committee assists the Board in its oversight of the strategic goals and objectives of the Company’s innovation, product development and marketing strategies, consumer/market understanding and brand plans, technological initiatives and research, development and engineering programs. In the furtherance of this purpose, the Innovation Committee has the following authority and responsibilities, among others:
•
offering advice and insights regarding innovation and marketing strategies and capabilities, including research, development and engineering programs, consumer engagement initiatives, brand plans and technological initiatives, with a view to achieving the holistic integration of key elements that touch the consumer experience and promoting the Company’s objective of developing and bringing to market innovative ophthalmological products;

•
reviewing the ability to develop, acquire and maintain new products and innovative science and technology through internal development, acquisitions, collaborations and alliances and other appropriate means; and

•
reviewing significant emerging science and technology issues and trends relevant to the Company’s businesses.

The Innovation Committee has a charter, which will be reviewed annually.
Risk Oversight
While the Company’s senior management has responsibility for the management of risk, our Board of Directors plays an important role in overseeing this function. Our Board reviews our market and business risks during its meetings and, since its formation, each of its committees oversees risks associated with its respective area of responsibility. In particular, the Audit Committee oversees risk related to our accounting, tax, financial, and public disclosure processes. It also assesses risks associated with our financial assets. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on the Company. Our Nominating and Corporate Governance Committee seeks to minimize risks related to our governance structure by implementing sound corporate governance principles and practices. Each of the Board’s committees reports to the full Board as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.
ESG Oversight
At the Board level, we have reviewed and previously amended the charters of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee to include within each committee’s purpose, duties and responsibilities oversight of our environmental, social and governance (“ESG”) practices and policies. Each committee’s specific duties and responsibilities in this regard will include reviewing, monitoring, evaluating and overseeing the Company’s programs, policies and practices relating to ESG risks, opportunities and impacts to support the sustainable growth of the Company’s business, as it relates to each such committee’s duties and responsibilities, and making recommendations to the Board of Directors regarding the Company’s overall strategy with respect to ESG matters.

Code of Conduct
We have adopted a written code of business conduct and ethics that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, and agents and representatives.
The full text of our code of business conduct and ethics is available under the Investors —  Governance — Documents & Charters section of our website at www.eyenovia.com. Our Board of Directors is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer, or employee. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above.
Hedging and Pledging Transactions
Under our Insider Trading Policy, we strongly discourage our employees (including our named executive officers) and our directors from hedging our securities, holding shares of our common stock in a margin account, or pledging shares of our common stock as collateral for a loan.
Stockholder Communications with our Board of Directors
Stockholders who wish to communicate with members of our Board of Directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive office at 295 Madison Avenue, Suite 2400, New York, NY 10017. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by our Board due to the nature or volume of the correspondence.

DIRECTOR COMPENSATION
In April 2022, our Board of Directors, upon recommendation of the Compensation Committee, adopted a Non-Employee Director Compensation Policy for the Company’s non-employee directors, which was further amended in August 2022 and in March 2023. Each such non-employee director receives an annual retainer of $40,000 and an equity award valued at $80,000 payable half in RSUs and half in options for service on the Board.
Additionally, our Audit Committee Chair receives an additional annual retainer of $20,000, while all other members of our Audit Committee received an additional annual retainer of $10,000. Our Compensation Committee Chair received an additional annual retainer of $15,000, while all other members of our Compensation Committee received an additional annual retainer of $7,500. Our Nominating and Corporate Governance Committee Chair received an additional annual retainer of $10,000, while all other members of our Nominating and Corporate Governance Committee received an additional annual retainer of $5,000. Our Innovation Committee Chair received an additional annual retainer of $15,000, while all other members of our Innovation Committee received an additional annual retainer of $7,500.
The following table sets forth certain information concerning the compensation of our then serving directors (excluding Mr. Rowe, who was a named executive officer) for the fiscal year ended December 31, 2023:
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Tsontcho Ianchulev, M.D., M.P.H(2)	$107,500	$40,000(5)	$40,000(6)	60,000(7)	$247,500
Stephen Benjamin(3)	$13,750	—	—	—	$13,750
Michael Geltzeiler(4)	$7,826	$24,800(8)	$25,200(9)		$57,826
Rachel Jacobson	$65,000	$40,000(5)	$40,000(6)	—	$145,000
Charles E. Mather IV	$68,750	$40,000(5)	$40,000(6)	—	$148,750
Ram Palanki, Pharm.D.	$60,000	$40,000(5)	$40,000(6)	—	$140,000
Ellen Strahlman, M.D.	$82,500	$40,000(5)	$40,000(6)	—	$162,500

(1)
The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for the assumptions underlying the valuation of equity awards.

(2)
Effective August 1, 2022, Dr. Ianchulev became Executive Chair of the Board and receives $15,000 per quarter for his services as the Executive Chair in addition to the compensation payable to non-employee members of the Board.

(3)
Mr. Benjamin resigned from the Board on February 28, 2023.

(4)
Mr. Geltzeiler was appointed to the Board on November 10, 2023.

(5)
On June 27, 2023, the Board of Directors granted to each of Dr. Ianchulev, Ms. Jacobson, Mr. Mather, Dr. Palanki and Dr. Strahlman 17,424 RSUs with an aggregate grant date fair value of $40,000, computed in accordance with FASB ASC Topic 718. These RSUs will vest on the earlier of June 27, 2024 or the date of the Annual Meeting, subject to the director’s continued service on the Board.

(6)
On June 27, 2023, the Board of Directors granted to each of Dr. Ianchulev, Ms. Jacobson, Mr. Mather, Mr. Palanki and Dr. Strahlman options to purchase 24,691 shares of our common stock at an exercise price of $2.32 per share, exercisable on the earlier of June 27, 2024 or the date of the Annual Meeting, subject to the director’s continued service on the Board.

(7)
Effective August 1, 2022, Dr. Ianchulev became Executive Chair of the Board and receives $15,000 per quarter for Medical Advisory services in addition to the compensation payable as the Executive Chair as well as the compensation payable to non-employee members of the Board.

(8)
On November 14, 2023, the Board of Directors approved granted to Mr. Geltzeiler 19,814 RSUs with an aggregate grant date fair value of $24,800, computed in accordance with FASB ASC Topic 718. These RSUs will vest on the earlier of June 27, 2024 or the date of the Annual Meeting, subject to Mr. Geltzeiler’s continued service on the Board.

(9)
On November 14, 2023, the Board of Directors granted to Michael Geltzeiler options to purchase 28,799 shares of our common stock at an exercise price of $1.25 per share, exercisable on the earlier of June 27, 2024 or the date of the Annual Meeting, subject to Mr. Geltzeiler’s continued service on the Board.

None of our non-employee directors received any compensation for the fiscal year ended December 31, 2023 in their capacity as directors other than as reflected above and, with respect to Mr. Rowe, in the Summary Compensation Table.

AUDIT COMMITTEE REPORT
The Audit Committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2023, (2) discussed with Marcum, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, (3) received the written disclosures and the letter from Marcum concerning applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence, and (4) discussed with Marcum its independence. Based upon these discussions and reviews, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is filed with the SEC.
The Audit Committee is currently composed of the following three directors: Mr. Geltzeiler, Dr. Strahlman and Mr. Mather.
All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq listing rules and Section 10A(m)(3) of the Exchange Act. Our Board has determined that Mr. Geltzeiler is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available under the — Investors —  Governance — Documents & Charters section of our website at www.eyenovia.com.
Marcum has served as our independent registered public accounting firm since 2017 and audited our financial statements for the years ended December 31, 2016 through December 31, 2023.
Summary of Fees
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the Audit Committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted non-audit services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis.
The following table summarizes the aggregate fees billed for professional services rendered to us by Marcum in 2023 and 2022. A description of these various fees and services follows the table.
	2023	2022
Audit Fees	$241,610	$162,200
Audit-Related Fees	$155,970	$87,575
Tax Fees	—	—
All Other Fees	—	—
Audit Fees
Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum for the 2023 and 2022 audits totaling $167,375 and $96,200 respectively. Fees also include services rendered by Marcum for their reviews of the condensed financial statements included in the Company’s Form 10-Q’s during the first three quarters of 2023 and 2022 totaling $74,235 and $66,000, respectively.
Audit-Related Fees
Audit-related fees include services, including services related to the review of our registration statements, SEC comment letters and issuance of comfort letters by Marcum LLP, in 2023 and 2022, totaling $155,970 and $87,575, respectively.
Tax Fees
No tax fees were billed to us by Marcum for the years ended December 31, 2023 or 2022.

All Other Fees
No other fees were billed to us by Marcum for the years ended December 31, 2023 or 2022.
THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS
Michael Geltzeiler
Ellen Strahlman, M.D.
Charles E. Mather IV

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 16, 2024 unless otherwise noted below for the following:
•
each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•
the named executive officers set forth in the Summary Compensation Table;

•
each director; and

•
all current directors and executive officers as a group.

Applicable percentage ownership is based on 50,957,869 shares of our common stock outstanding as of April 16, 2024, unless otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 16, 2024 is deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Eyenovia, Inc., 295 Madison Avenue, Suite 2400, New York, NY 10017.
Name of Beneficial Owner	Shares Beneficially Owned Number	Percentage
Directors and Named Executive Officers
Michael Rowe(1)	676,607	1.3%
John Gandolfo(2)	443,774	*
Bren Kern(3)	86,944	*
Tsontcho Ianchulev(4)	2,078,437	4.0%
Michael Geltzeiler	48,613	*
Rachel Jacobson(5)	102,957	*
Charles E. Mather IV(6)	183,240	*
Ram Palanki(7)	90,322	*
Ellen Strahlman(8)	128,007	*
All directors and executive officers as a group (9 persons)(9)	3,838,901	7.1%
5% Stockholders:
Stuart Grant(10)	6,108,145	12.0%
Armistice Capital, LLC(11)	4,378,000	8.6%

*
Less than 1% of the outstanding shares of our common stock.

(1)
Includes (i) 32,927 shares of common stock and (ii) 643,680 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(2)
Includes (i) 8,000 shares of common stock and (ii) 435,774 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(3)
Includes (i) 2,500 shares of common stock and (ii) 84,444 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(4)
Includes (i) 309,895 shares of common stock, (ii) 1,055,495 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024, (iii) 38,557 RSUs, (iv) 61,823 shares underlying warrants held by Dr. Ianchulev directly that are exercisable within 60 days of April 16, 2024, (v) 606,667 shares of common stock held by PME and (vi) 6,000 shares of common stock held by The Meliora Trust. Dr. Ianchulev is one of the two principal shareholders of PME and therefore may be deemed to have beneficial ownership of the shares of common stock held by PME. Dr. Ianchulev is a trustee and beneficiary of The Meliora Trust and therefore may be deemed to have beneficial ownership of the shares of common stock held by The Meliora Trust.
(5)
Includes (i) 42,752 RSUs that vest within 60 days of April 16, 2024, and (ii) 60,205 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(6)
Includes (i) 29,000 shares of common stock, (ii) 65,785 RSUs that vest within 60 days of April 16, 2024, and (iii) 88,455 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(7)
Includes (i) 37,428 RSUs that vest within 60 days of April 16, 2024, and (ii) 52,895 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(8)
Includes (i) 37,685 shares of common stock, (ii) 37,428 RSUs that vest within 60 days of April 16, 2024, and (iii) 52,894 shares of common stock underlying options that are exercisable within 60 days of April 16, 2024.

(9)
See footnotes (1) through (8).

(10)
Based on a Form 4 filed with the SEC on March 28, 2024, and subsequent reports filed pursuant to Section 16 of the Exchange Act by Mr. Grant. Includes (i) 5,430,715 shares of common stock and (ii) 677,430 shares of common stock underlying warrants that are exercisable within 60 days of April 16, 2024. Mr. Grant’s address is 11 Summit Lane, Greenville, Delaware 19807.

(11)
Based on information known to the Company and a Schedule 13G filed with the SEC on February 14, 2024 by Armistice Capital, LLC (“Armistice Capital”). Consists of 4,378,000 shares of common stock (the “Shares”) and excludes 9,708,839 shares of common stock underlying warrants (the “Warrants”) that are exercisable within 60 days of April 16, 2024. The Warrants are only exercisable to the extent that the holder thereof, together with its affiliates, would beneficially own no more than 4.99% of the outstanding shares of our common stock after giving effect to such exercise (the “Warrant Beneficial Ownership Limitation”). As a result of the Warrant Beneficial Ownership Limitation, the number of shares that may be issued to the holder upon exercise of the Warrants may change depending upon changes in the outstanding shares of our common stock. Upon 61 days’ prior notice to the Company, the holder may increase, decrease or terminate the Warrant Beneficial Ownership Limitation. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the Shares and the Warrants, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of Armistice Capital, LLC and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, New York, 10022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors, and stockholders who hold more than 10% of our outstanding registered common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). Based solely on a review of this information and written representations from these persons that no other reports were required, we believe that, during the prior fiscal year all of our executive officers, directors, and, to our knowledge, 10% stockholders complied with the filing requirements of Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of April 16, 2024:
Name	Age	Position
Michael Rowe	62	Chief Executive Officer
John Gandolfo	63	Chief Financial Officer and Secretary
Bren Kern	43	Chief Operating Officer
See “Director Nominees” above for additional information about Mr. Rowe.
John Gandolfo has been serving as our Chief Financial Officer and Secretary since December 2017. Mr. Gandolfo has approximately 35 years of experience as a chief financial officer of multiple rapidly growing private and publicly held companies with a primary focus in the life sciences, healthcare and medical device areas. Mr. Gandolfo has had direct responsibility over capital raising, including five public offerings, financial management, mergers and acquisition transactions and SEC reporting throughout his professional career. Prior to joining Eyenovia, Mr. Gandolfo was Chief Financial Officer of Xtant Medical Holdings, Inc. (NYSE: XTNT) from July 2010 through August 2017. Prior to joining Xtant, he served as the Chief Financial Officer for Progenitor Cell Therapy, L.L.C., the global contract development and manufacturing services platform of the Hitachi Chemical Co., Ltd. (now known as Showa Denko Materials, Co., Ltd.) Regenerative Medicine Business Sector, represented in the United States by Hitachi Chemical Advanced Therapeutics Solutions, LLC (now known as Minaris Regenerative Medicine, LLC), a manufacturer of stem cell therapies, from January 2009 to June 2010. Prior to joining Progenitor, Mr. Gandolfo served as the Chief Financial Officer of Power Medical Interventions, Inc. (acquired by Covidien Public Limited Company, which was in turn acquired by Medtronic Public Limited Company (NYSE: MDT)), a publicly held developer and manufacturer of computerized surgical stapling and cutter systems, from January 2007 to January 2009. Prior to joining Power Medical Interventions, Mr. Gandolfo was the Chief Financial Officer of Bioject Medical Technologies Inc., a then publicly held supplier of needle-free drug delivery systems to the pharmaceutical and biotechnology industries, from September 2001 to May 2006, and he served on the Bioject’s board of directors from September 2006 through May 2007. Prior to joining Bioject, Mr. Gandolfo was the Chief Financial Officer of Capital Access Network, Inc. (now known as CAN Capital, Inc.), a privately held specialty finance company, from 2000 through September 2001, and Xceed Software, Inc. (OTC: EXDW), an Internet consulting firm, from 1999 to 2000. From 1994 to 1999, Mr. Gandolfo was Chief Financial Officer and Chief Operating Officer of Impath, Inc., a then publicly held, cancer-focused healthcare information company. From 1987 through 1994, he was Chief Financial Officer of Medical Resources, Inc., a then publicly held manager of diagnostic imaging centers throughout the United States. Mr. Gandolfo currently serves on the board, compensation committee and audit committee of electroCore, Inc. (Nasdaq: ECOR) and on the board of Oragenics Inc. (NYSE: OGEN). Mr. Gandolfo received his B.A. in business administration from Rutgers University. He is a certified public accountant (inactive status) who began his professional career at Price Waterhouse.
Bren Kern has served as the Company’s Chief Operating Officer since January 2023. Prior to that, he served as the Company’s Vice President of Manufacturing and Operations since June 2022. Previously, he was the Vice President of Manufacturing at Hound Labs, Inc. from March 2021 to June 2023. He also served as the Vice President of Operations at Second Source Medical LLC from 2020 to 2021, Biolux Research Ltd from 2019 to 2020 and BAROnova Inc. from 2016 to 2019. Mr. Kern earned his B.S. from the Oregon Institute of Technology in 2003.

EXECUTIVE COMPENSATION
The following discussion relates to the compensation of Michael Rowe (our Chief Executive Officer), John P. Gandolfo (our Chief Financial Officer) and Bren Kern (our Chief Operating Officer), each a “named executive officer” for 2023.
Key Elements of Our Compensation Program for 2023
In 2023, we compensated our named executive officers through a combination of base salary and long-term equity incentives in the form of options. Our named executive officers are also eligible for our standard benefits programs, which include group health insurance and vacation programs.
We do not use specific formulas or weightings in determining the allocation of the various compensation elements. Instead, the compensation for our named executive officers has been designed to provide a combination of fixed and at-risk compensation that is tied to the achievement of our short- and long-term objectives. We believe that this approach achieves the primary objectives of our compensation program.
We are continually evaluating various compensation programs to implement as our business evolves. The disclosures below describe our historical compensation practices.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for fiscal years ended December 31, 2023 and 2022. The Company does not have any non-equity incentive plans or awards.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Michael Rowe Chief Executive Officer	2023	575,000(2)	189,750	—	—	10,718(3)	775,468
	2022	512,000(2)	232,499	—	583,500(4)	5,511(5)	1,333,510
John P. Gandolfo Chief Financial Officer	2023	452,500(6)	111,994	—	107,300(7)	13,660(8)	685,454
	2022	428,500(6)	157,688	—	52,900(9)	12,200(10)	651,288
Bren Kern(11) Chief Operating Officer	2023	345,000(12)	56,925	—	151,400(13)	13,660(14)	566,985

(1)
The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for the assumptions underlying the valuation of equity awards.

(2)
Mr. Rowe was paid pursuant to the terms of an Employment Agreement dated July 26, 2022.

(3)
Represents amounts paid to Mr. Rowe in 2023 for matching funds for his contributions to the Eyenovia 401(k) program and a monthly cell phone allowance received by all Eyenovia, Inc. employees.

(4)
During 2022, we granted options to purchase 23,211 and 440,000 shares of common stock at an exercise price of $3.10 and $1.66, respectively, per share to Mr. Rowe. The options had grant date values of $52,900 and $530,600, respectively. The options vested as to one-third of the shares underlying the options on February 14, 2023 and August 1, 2023, respectively, and the remaining options become exercisable in 24 one-month anniversaries thereafter.

(5)
Represents amounts paid to Mr. Rowe in 2022 for matching funds for his contributions to the Eyenovia 401(k) program.

(6)
Mr. Gandolfo was paid pursuant to the terms of an Employment Agreement dated February 15, 2019, as amended on March 10, 2022.

(7)
During 2023, we granted options to purchase 68,235 shares of common stock at an exercise price of $2.16 per share to Mr. Gandolfo. The options had a grant date value of $107,300. The options vested as to one-third of the shares underlying the options on January 17, 2024 and the remaining options become exercisable in 24 one-month anniversaries thereafter.

(8)
Represents amounts paid to Mr. Gandolfo in 2023 for matching funds for his contributions to the Eyenovia 401(k) program, and a monthly cell phone allowance received by all Eyenovia, Inc. employees.

(9)
During 2022, we granted options to purchase 23,211 shares of common stock at an exercise price of $3.10 per share to Mr. Gandolfo. The options had a grant date value of $52,900. The options vested as to one-third of the shares underlying the options on February 14, 2023 and the remaining options become exercisable in 24 one-month anniversaries thereafter.

(10)
Represents amounts paid to Mr. Gandolfo in 2022 for matching funds for his contributions to the Eyenovia 401(k) program.

(11)
Mr. Kern became a named executive officer for the first time for the fiscal year ended December 31, 2023.

(12)
Mr. Kern was paid pursuant to the terms of an Employment Agreement dated December 19, 2022.

(13)
During 2023, we granted options to purchase 120,000 shares of common stock at an exercise price of $1.72 per share to Mr. Kern. The options had a grant date value of $151,400. The options vested as to one-third of the shares underlying the options on January 3, 2024 and the remaining options become exercisable in 24 one-month anniversaries thereafter.

(14)
Represents amounts paid to Mr. Kern in 2023 for matching funds for his contributions to the Eyenovia 401(k) program, and a monthly cell phone allowance received by all Eyenovia, Inc. employees.

Employment and Consulting Arrangements
Michael Rowe
Mr. Rowe is currently compensated for his services as our Chief Executive Officer pursuant to an Employment Agreement dated July 26, 2022 (the “Rowe Employment Agreement”). On July 26, 2022, the Board of Directors appointed Michael Rowe as the Company’s Chief Executive Officer.
Under the terms of the Rowe Employment Agreement, the Company must pay Mr. Rowe a base salary of not less than $575,000 per year. Mr. Rowe is eligible to receive an annual cash bonus based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He is also eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee.
John P. Gandolfo
Mr. Gandolfo is currently compensated for his services as our Chief Financial Officer pursuant to an Employment Agreement dated February 15, 2019, as amended on March 10, 2022 (the “Gandolfo Employment Agreement”).
Under the terms of the Gandolfo Employment Agreement, the Company must pay Mr. Gandolfo a base salary of not less than $366,000 per year. Mr. Gandolfo is eligible to receive an annual cash bonus, based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He also is eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee.
Bren Kern
Mr. Kern is currently compensated for his services as our Chief Operating Officer pursuant to an Employment Agreement dated December 19, 2022 (the “Kern Employment Agreement”).

Under the terms of the Kern Employment Agreement, the Company must pay Mr. Kern a base salary of not less than $345,000 per year. Mr. Kern is eligible to receive an annual cash bonus, based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He is also eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee.
Termination of Employment Agreements
The Rowe Employment Agreement discussed above provides the following upon termination of Mr. Rowe’s employment:
Termination by Company for Cause; by Company without Cause or by Executive without Good Reason within Executive’s First Six (6) Months of Employment; or as a Result of Executive’s Disability or Death.   If Mr. Rowe’s employment is terminated by us for Cause (as defined in the Rowe Employment Agreement), by us without Cause within Mr. Rowe’s first six months of employment, by Mr. Rowe without Good Reason (as defined in the Rowe Employment Agreement), or as a result of Mr. Rowe’s Disability (as defined in the Rowe Employment Agreement) or death, then we must pay the portion of Mr. Rowe’s base salary that has accrued prior to such termination and has not yet been paid, any bonus previously earned by Mr. Rowe but not yet paid, any accrued and unused vacation or sick leave, and the amount of any expenses properly incurred by Mr. Rowe prior to any such termination and not yet reimbursed (collectively, the “Accrued Obligations”) promptly following the effective date of such termination, subject to certain exceptions.
Termination by Company without Cause or by Executive for Good Reason Following Executive’s First Six (6) Months of Employment.   In the event that Mr. Rowe’s employment is terminated by us other than for Cause, Disability or death at any time after Mr. Rowe’s first six months of employment as CEO, then, in addition to the Accrued Obligations, Mr. Rowe is entitled to receive the following, subject to certain terms and conditions:
•
Severance Payment.   Payment in an amount equal to Mr. Rowe’s base salary for a 12 month period, less customary and required taxes and employment-related deductions, paid in one lump sum amount.

•
Benefits.   health insurance coverage at no cost to Mr. Rowe, until the earlier to occur of 12 months following the termination date or the date Mr. Rowe elects to participate in the group health plan of another employer.

The Gandolfo Employment Agreement discussed above provides that if Mr. Gandolfo’s employment is terminated by the Company without “Cause” (as defined in the Company’s 2018 Omnibus Stock Incentive Plan (the “2018 Plan”)) or Mr. Gandolfo suffers an “Involuntarily Termination” (as defined in the Gandolfo Employment Agreement) provided that Mr. Gandolfo has signed a full release of all claims, Mr. Gandolfo will be entitled to receive: (i) severance pay equal to twelve months of his then-current base salary, and (ii) a reimbursement for health insurance benefits under COBRA for him and his spouse and dependents for a period of twelve months or until he becomes eligible for comparable insurance benefits from another employer, whichever is earlier.
As defined in the 2018 Plan, “Cause” means (with all other terms as defined in the 2018 Plan), with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service: (i) that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or (ii) in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the Grantee’s failure to follow the reasonable instructions of the Board or such Grantee’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Grantee or, if cured, recurs within 180 days.
As defined in the Gandolfo Employment Agreement, “Involuntary Termination” means the occurrence of any of the following without the written consent of Mr. Gandolfo: (i) a material diminution in Mr. Gandolfo’s Base Salary, Bonus target or benefits (other than a material diminution that is applicable to all similarly situated employees and executives of the Company in connection with an across-the-board cost savings strategy); (ii) a material diminution in Mr. Gandolfo’s authority, duties or responsibilities; (iii) a material diminution in the level of Mr. Gandolfo’s reporting structure, including a requirement that Mr. Gandolfo report to a corporate officer or employee instead of reporting directly to the CEO; or (iv) any other action or inaction that constitutes a material breach by the Company of the Gandolfo Employment Agreement.
The Kern Employment Agreement discussed above provides the following upon termination of Mr. Kern’s employment:
Termination by Company for Cause; by Company without Cause or by Executive without Good Reason within Executive’s First Six Months of Employment; or as a Result of Executive’s Disability or Death.   If Mr. Kern’s employment hereunder is terminated by us for Cause (as defined in the Kern Employment Agreement), by us without Cause within Mr. Kern’s first six months of employment, by Mr. Kern without Good Reason (as defined in the Kern Employment Agreement), or as a result of Mr. Kern’s Disability (as defined in the Kern Employment Agreement) or death, then we must pay the portion of Mr. Kern’s base salary that has accrued prior to such termination and has not yet been paid, any accrued and unused vacation or sick leave, and the amount of any expenses properly incurred by Mr. Kern prior to any such termination and not yet reimbursed (collectively, the “Accrued Obligations”) promptly following the effective date of such termination, subject to certain exceptions.
Termination by Company without Cause or by Executive for Good Reason Following Executive’s First Six Months of Employment.   In the event that Mr. Kern’s employment is terminated by us other than for Cause, Disability or death or by Mr. Kern for Good Reason at any time after Mr. Kern’s first six months of employment as our Chief Operating Officer, then, in addition to the Accrued Obligations, Mr. Kern will receive the following, subject to certain terms and conditions:
•
Severance Payment.   Payment in an amount equal to Mr. Kern’s base salary for a 12-month period, less customary and required taxes and employment-related deductions, paid in one lump sum amount.

•
Benefits.   Health insurance coverage at no cost to Mr. Kern, until the earlier to occur of 12 months following the termination date or the date Mr. Kern elects to participate in the group health plan of another employer.

Change in Control Provision of Employment Agreements
The Rowe Employment Agreement and the Gandolfo Employment Agreement also provide that if within 12 months following any “Corporate Transaction” (as defined in the 2018 Plan) of the Company, the executive’s employment is terminated by the Company without Cause or the executive suffers an Involuntary Termination (as defined in the employment agreements), provided that the executive has signed a full release of all claims, the executive will be entitled to receive, in lieu of what is described above: (i) severance pay equal to 12 months of his then-current base salary, and (ii) a reimbursement for health insurance benefits under COBRA for the executive and his spouse and dependents for a period of 12 months or until the executive becomes eligible for comparable insurance benefits from another employer, whichever is earlier.

As defined in the 2018 Plan, a “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iii) the complete liquidation or dissolution of the Company; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
The Kern Employment Agreement provides that if, within a period of 30 days prior to or 12 months following a Change of Control of the Company, Mr. Kern’s employment is terminated by the Company without Cause or by Mr. Kern for Good Reason, provided that Mr. Kern has signed a separation agreement including a full release of all claims, Mr. Kern will be entitled to receive, in lieu of what is described above: (i) severance pay equal to 12 months of his then-current base salary, and (ii) medical insurance coverage at no cost for a period of 12 months or until Kern elects to participate in the group health plan of another employer, whichever is earlier.
As defined in the Kern Employment Agreement, a “Change of Control” means the occurrence of any of the following events: (i) a merger or consolidation of Company, whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of Company or such surviving entity or parent of such entity, as the case may be, outstanding immediately after such merger or consolidation; (ii) the acquisition of more than 50% of the voting power of the outstanding securities of the Company by one or more other entities, unless the Company’s stockholders of record immediately prior to such acquisition will, immediately after such acquisition, hold at least 50% of the voting power of the Company, provided that a bona fide equity financing that the Board approves does not constitute a Change of Control; or (iii) the sale or disposition by Company of all or substantially all of Company’s assets in a transaction requiring Board approval.

Outstanding Equity Awards as of December 31, 2023
The following table sets forth information regarding all outstanding stock options held by our named executive officers as of December 31, 2023:
	Option Awards
	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)	Option exercise price	Option expiration
Michael Rowe Chief Executive Officer	60,000(1)	—	6.30	07/02/2028
	19,874(2)	—	6.20	07/24/2028
	42,722(3)	—	3.11	08/16/2029
	141,622(4)	—	2.72	06/03/2030
	124,692	3,566 (5)	6.01	01/29/2031
	14,184	9,027(6)	3.10	02/14/2032
	195,554	244,446(7)	1.66	08/01/2032
John Gandolfo Chief Financial Officer	71,200(8)	—	8.72	04/16/2028
	24,842(2)	—	6.20	07/24/2028
	53,402(3)	—	3.11	08/16/2029
	114,774(4)	—	2.72	06/03/2030
	124,692	3,566(5)	6.01	01/29/2031
	14,184	9,027(6)	3.10	02/24/2032
	—	68,235(9)	2.16	01/17/2033
Bren Kern Chief Operating Officer	22,222	27,778(7)	1.66	08/01/2032
	—	120,000(10)	1.72	01/03/2033

(1)
The options vested as to 1,666 shares on August 2, 2018 and vested in equal 1,666 share amounts on each of the 35 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(2)
The options vested as to one-third of the shares underlying the options on July 24, 2019 and became exercisable in equal share amounts on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(3)
The options vested as to one-third of the shares underlying the option on August 16, 2020 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(4)
The options vested as to one-third of the shares underlying the options on June 3, 2021 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(5)
The options vested as to one-third of the shares underlying the options on January 30, 2022 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(6)
The options vested as to one-third of the shares underlying the options on February 14, 2023 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(7)
The options vested as to one-third of the shares underlying the options on August 1, 2023 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(8)
The options vested as to 1,977 shares on May 16, 2018 and vested in equal 1,977 share amounts on each of the 35 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(9)
The options vested as to one-third of the shares underlying the options on January 17, 2024 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(10)
The options vested as to one-third of the shares underlying the options on January 3, 2024 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table and related disclosure provide information about (i) the “total compensation” of our Principal Executive Officers (“PEOs”), and our other named executive officers (the “Other NEOs” or the “Non-PEO NEOs”) as presented in the “Summary Compensation Table” included elsewhere in this proxy statement, (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures and (iv) the relationship of the “compensation actually paid” to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act, and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance.
Year	Summary Compensation Table Total for PEO: Rowe(1)	Compensation Actually Paid to PEO: Rowe(2)(3)	Summary Compensation Table Total for PEO: Ianchulev(1)	Compensation Actually Paid to PEO: Ianchulev(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (Loss) (in thousands)
2023	$775,468	$1,184,606	N/A	N/A	$626,220	$658,059	$52.00	$(27,261)
2022	$1,333,510	$1,286,810	$732,383	$731,683	$651,288	$621,388	$40.75	$(28,011)

(1)
In 2022, each of Mr. Rowe and Mr. Ianchulev served as our PEO for part of the year. Mr. Rowe served as our only PEO in 2023. The Non-PEO NEOs for whom the average compensation is presented in this table for 2023 are Mr. Gandolfo and Mr. Kern and for 2022 is Mr. Gandolfo.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions for the PEOs and the Non-PEO NEOs set forth below. Amounts excluded, which are set forth in the table below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components, which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year would be subtracted, but there were no such awards for the PEOs or the Non-PEO NEOs in 2022 or 2023. Equity values are calculated in accordance with ASC Topic 718.

(4)
Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules. The value in this column is the value at the end of each applicable year assuming a $100 investment was made in Eyenovia common stock on December 31, 2021. The closing price of our common stock on December 31, 2021 was $4.00, the closing price of our common stock on December 31, 2022 was $1.63, and the closing price of our common stock on December 31, 2023 was $2.08.
In accordance with the requirements of Item 402(v) of Regulation S-K, the following table details the adjustments to the Summary Compensation Table to determine “compensation actually paid” for the PEOs and NEOs. The dollar amounts do not reflect actual compensation earned by or paid to our PEOs and NEOs during the applicable year.
	PEO: Rowe		PEO: Ianchulev		Non-PEO NEOs
	2023	2022	2023	2022	2023	2022
Summary Compensation Table Total	$775,468	$1,333,510	N/A	$732,383	$626,220	$651,288
Less: Average Grant Date Fair Value of Equity Awards	—	(583,500)	—	(69,900)	(129,350)	(52,900)
Less: Average Grant Date Fair Value of Equity Awards Granted in Prior Years that Forfeited During the Fiscal Year	—	—	—	—	—	—
Add: Year-End Fair Value of Equity Awards Granted in the Year	—	536,800	—	69,200	138,600	23,000
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	371,700	—	—	—	11,000	—
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	37,438	—	—	—	11,590	—
Average Compensation Actually Paid	$1,184,606	$1,286,810	N/A	$731,683	$658,059	$621,388
Comparison of “Compensation Actually Paid” to our Total Shareholder Return (“TSR”)
Our TSR was $40.75 and $52.00 for the years ended December 31, 2022 and 2023, respectively. Dr. Ianchulev’s “compensation actually paid” was $0.7 million for the year ended December 31, 2022, and Mr. Rowe’s “compensation actually paid” was $1.3 million and $1.2 million for the years ended December 31, 2022 and 2023, respectively. The average “compensation actually paid” to our Other NEOs was $0.6 million and $0.7 million for the years ended December 31, 2022 and 2023, respectively. Our TSR increased from December 31, 2022 to December 31, 2023; “compensation actually paid” to our PEOs decreased between 2022 and 2023; and average “compensation actually paid” to our Other NEOs increased between 2022 and 2023.
Comparison of “Compensation Actually Paid” to Net Income (Loss)
Our net loss was approximately $28.0 million in 2022 and $27.2 million in 2023. Dr. Ianchulev’s “compensation actually paid” was $0.7 million for the year ended December 31, 2022, and Mr. Rowe’s “compensation actually paid” was $1.3 million and $1.2 million for the years ended December 31, 2022 and 2023, respectively. The average “compensation actually paid” to our Other NEOs was $0.6 million and $0.7 million for the years ended December 31, 2022 and 2023, respectively. Our net loss decreased over the two years reported; “compensation actually paid” to our PEOs decreased between 2022 and 2023; and average “compensation actually paid” to our Other NEOs increased between 2022 and 2023.
We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Below are transactions since January 1, 2022 to which we have been or are a participant, including currently proposed transactions, in which the amount involved in the transaction exceeds $120,000 and in which any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or has a direct or indirect material interest.
License Agreement with Senju Pharmaceutical Co., Ltd.
In 2015, the Company entered into an exclusive license agreement with Senju (the “Senju License Agreement”) whereby the Company agreed to grant to Senju an exclusive, royalty-bearing license for its microdose product candidates for Asia to sublicense, develop, make, have made, manufacture, use, import, market, sell, and otherwise distribute the microdose product candidates. In consideration for the license, Senju agreed to pay to Eyenovia 5% royalties on sales (net of certain manufacturing costs) for the term of the Senju License Agreement, subject to certain adjustments upon the loss of patent coverage for the term of the license agreement. The agreement will continue in full force and effect, on a country-by- country basis, until the latest to occur of: (i) the 10th anniversary of the first commercial sale of such a product candidate in a country; or (ii) the expiration of the licensed patents in a country. As of the date of this proxy statement, there have been no commercial sales of such a product in Asia; therefore, no royalties have been earned. Senju is owned by the family of a former member of the Company’s Board of Directors and, together, they beneficially owned greater than 5% of the Company’s common stock during a portion of the fiscal year ended December 31, 2022.
On April 8, 2020, Eyenovia entered into an amendment (the “Senju License Amendment”) to the Senju License Agreement. Pursuant to the Senju License Amendment, the Company can license to any third party the right to research, develop, commercialize, manufacture or use certain products identified below (the “Senju Licensed Products”) previously licensed to Senju in China (including the People’s Republic of China, Hong Kong, Macao, and Taiwan) and South Korea (the “Territory”) in the agreement executed by the Company on April 8, 2021. The Senju Licensed Products are those using piezo-print technology in a microdose dispenser with (i) atropine sulfate as its sole active ingredient to treat myopia in humans and (ii) pilocarpine as its sole active ingredient to treat presbyopia in humans.
Pursuant to the Senju License Amendment, the Company must pay Senju (a) a percentage in the range of 30-40% of revenue on any lump-sum payments the Company receives from the third party, revenue (net of costs) obtained by the Company from contract research and/or development of the Senju Licensed Product in the Territory, and revenue (net of costs) obtained by the Company from contract manufacture for the device of the Senju Licensed Product in the Territory, the aggregate of which must be at least a $9 million minimum payment to Senju; and (b) a percentage in the range of 30-40% of any sales royalty revenue the Company receives from the third party. Since the Company executed a third-party license prior to April 8, 2021, the License Amendment will remain in effect for the duration of the license, subject to early termination.
The Senju License Agreement was further amended in a Letter Agreement by and between the Company and Senju on August 10, 2020 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company will pay a percentage in the range of 30-40% of certain payments, royalties, or net proceeds received from Arctic Vision in connection with the Arctic Vision License Agreement to Senju. The Senju License Agreement was amended further by the License Amendment 2, effective September 14, 2021 (the “Amendment 2”). The Amendment 2 excludes Greater China and South Korea from the territory in which Senju was granted an exclusive royalty-bearing license from the Company. In consideration for this exclusion, and upon and after the execution of Amendment 1 with Arctic Vision, the Company must make payments to Senju based on non-royalty license revenue and sales revenue, including the following:
1.
a one-time upfront payment of $250,000, paid on September 17, 2021, which represented an inducement to Senju to approve Amendment 1 of the Arctic Vision License Agreement related to the Company’s MicroStat product;

2.
a percentage in the range from 30-40% of any upfront or milestone lump sum payments, or net revenues received by the Company in connection with any licensed product using piezo-print technology in a microdose dispenser containing: (a) the chemical substance atropine sulfate as its sole active ingredient and that is used for the treatment of myopia in humans; (b) the chemical substance pilocarpine as its sole active ingredient and that is used for the treatment of presbyopia in humans; or (c) the chemical substances phenylephrine and tropicamide in combination as active ingredients that are used for pharmaceutical mydriasis in humans (the “LA2 Licensed Product”) from certain third parties; and
3.
a percentage in the range from 30-40% of the amounts received by the Company in connection with sales of the LA2 Licensed Product in China and South Korea by certain third parties.

Indemnification Agreements
Our Charter and our amended and restated bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by law. We also maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions. We have also entered into director indemnification agreements with each of our directors.
Employment and Consulting Arrangements
We have entered into employment and consulting arrangements with our named executive officers that provide for salary and severance compensation. For more information regarding these arrangements and amounts earned pursuant to them, see “Executive Compensation — Employment and Consulting Arrangements” and the “Summary Compensation Table” above.
Equity Issued to Executive Officers and Directors
We granted options and restricted stock units to our named executive officers and directors in 2023, as more fully described in the “Outstanding Equity Awards as of December 31, 2023” table and “Director Compensation” above.
Agreement with Stuart Grant
On February 4, 2022, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Stuart M. Grant, a greater-than-5% stockholder of the Company. Pursuant to the Settlement Agreement, our Board of Directors appointed two new directors, Rachel Jacobson and Stephen Benjamin, to the Board to fill the vacancies on the Board at such time. Ms. Jacobson and Mr. Benjamin were nominated as directors at the 2022 annual meeting of stockholders and elected as directors at such meeting; Mr. Benjamin has since resigned from the Board to take a position at the White House. The Board of Directors has nominated Ms. Jacobson for re-election at the Annual Meeting. The Settlement Agreement has expired and is no longer in effect.
Procedures for Approval of Related-Party Transactions
The Audit Committee, pursuant to its written charter and our Related Party Transaction Policy, is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the committee, among other things, considers, consistent with Item 404 of Regulation S-K, the following:
•
whether the transaction was undertaken in the ordinary course of business;

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whether the transaction was initiated by the Company or the related person;

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whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve the related person;

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whether there are business reasons for the Company to enter into the transaction;

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the approximate dollar value of the transaction, and the significance of that amount, particularly as it relates to the related person;

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whether the transaction would impair the independence of an outside director;

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any pre-existing contractual obligations; and

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whether the transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer, or the related person, the direct or indirect nature of the director’s, executive officer’s, or the related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to vote or participate in discussions regarding approval or ratification of the transaction, but must provide all material information regarding the transaction to the Audit Committee.
Future transactions between us and our officers, directors, or 5% stockholders, and respective affiliates will be on terms that the committee determines in good faith to be in the best interests of the Company and its stockholders and will be approved by a majority of our directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.
To the best of our knowledge, since January 1, 2022, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

STOCKHOLDER PROPOSALS
Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our Annual Meeting.
Under Rule 14a-8 under the Exchange Act, in order for a stockholder proposal (other than for director nominations) to be included in our proxy solicitation materials for the 2025 annual meeting of stockholders, it must be delivered to our principal executive offices located at 295 Madison Avenue, Suite 2400, New York, NY 10017 by January 3, 2025. To be considered for presentation at the 2025 annual meeting of stockholders, although not included in the proxy statement, proposals (other than for director nominations) must be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of this year’s annual meeting; provided, however, that if the date of the 2025 annual meeting is more than 30 days before or 60 days after June 12, 2025, notice by the stockholder must be delivered not later than the close of business no earlier than the 120th day prior to the 2025 annual meeting or the later of (1) the 90th day prior to the 2025 annual meeting or (2) the 10th day following the first public announcement of the date of the 2025 annual meeting.
Delaware law permits any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to stockholders. Stockholder notices must comply with Rule 14a-19 under the Exchange Act and set forth the specific information as more fully described in our amended and restated bylaws and in “Corporate Governance — Selection of Nominees for our Board of Directors” above.
Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which the Company does not have notice prior to March 19, 2025 (or a reasonable time before we begin to distribute the proxy materials for the 2025 annual meeting of stockholders if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting).
HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of our 2023 Annual Report to Stockholders, this Proxy Statement and Notice of Internet Availability may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of our 2023 Annual Report to Stockholders, Proxy Statement and/or Notice of Internet Availability either now or in the future, please contact our Corporate Secretary either by calling 1-917-289-1117 or by mailing a request to Attn: Corporate Secretary, 295 Madison Avenue, Suite 2400, New York, NY 10017. Upon written or oral request to the Corporate Secretary, we will provide a separate copy of our 2023 Annual Report to Stockholders, this Proxy Statement and Notice of Internet Availability. In addition, stockholders at a shared address who receive multiple copies of our 2023 Annual Report to Stockholders, Notice of Internet Availability, or this Proxy Statement may request to receive a single copy of our 2023 Annual Report to Stockholders, this Proxy Statement or Notice of Internet Availability in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC is accessible free of charge on our website at www.eyenovia.com under Investors — Financials — SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of the Company as of December 31, 2023 and 2022, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2023. You can request a copy of our Annual Report on Form 10-K, including our financial statements, free of charge by calling 1-917-289-1117 or sending an e-mail to our Corporate Secretary at admin@eyenovia.com. Please include your contact information with the request.

OTHER MATTERS
We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board recommends.
THE BOARD OF DIRECTORS
Dated: May 3, 2024

Annex A
CERTIFICATE OF AMENDMENT
OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF EYENOVIA, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Eyenovia, Inc. (the “Corporation), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:
1. The name of the Corporation is Eyenovia, Inc.
2. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 23, 2014. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 10, 2014, and was further amended on October 6, 2016. A Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2017. A Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 29, 2018 and was further amended on June 12, 2018.
3. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of Third Amended and Restated Certificate of Incorporation, as amended, and declaring the advisability of this Amendment of Third Amended and Restated Certificate of Incorporation, as amended, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:
RESOLVED: that Section 4.1 of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and it hereby is, deleted in its entirety and the following paragraph is inserted in lieu thereof:
“Section 4.1 Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 306,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 6,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
4. This Certificate of Amendment of Third Amended and Restated Certificate of Incorporation, as amended, has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.
[Remainder of page intentionally blank]
A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of Third Amended and Restated Certificate of Incorporation, as amended, to be signed by its Chief Executive Officer this [•] day of [•], 2024.
EYENOVIA, INC.
By:

Name:
Title:
A-2

SCAN TOVIEW MATERIALS & VOTEEYENOVIA, INC.JOHN GANDOLFO, CHIEF FINANCIAL OFFICER 295 MADISON AVENUE, SUITE 2400NEW YORK, NY 10017VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EYEN2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, June 11, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS
FOLLOWS:V50236-P11824KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYEYENOVIA, INC.For WithholdFor AllTo withhold authority to vote for any individualThe Board of Directors recommends you vote FOR the following:All AllExceptnominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.1. Election of DirectorsNominees:01) Michael Geltzeiler02) Tsontcho Ianchulev03) Rachel Jacobson04) Charles E. Mather IV05) Ram Palanki06) Michael Rowe07) Ellen Strahlman! ! ! The Board of Directors recommends you vote FOR the following proposals: For Against Abstain2. Ratification of the appointment of Marcum LLP as the independent registered public accounting firm of Eyenovia, Inc. for the fiscal year ending ! ! !December 31, 2024.3. Approval, on an advisory basis, of the compensation of the Company's named executive officers. ! ! !The Board of Directors recommends you vote 1 Year on the following proposal:1 Year 2 Years3 YearsAbstain4. Recommendation, on an advisory basis, of the preferred frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.! ! ! !The Board of Directors recommends you vote FOR the following proposals: For Against Abstain5. Approval of an amendment to the Company's third amended and restated certificate of incorporation, as amended, to, at the discretion of the board of directors, increase the number of shares of common stock authorized for issuance thereunder from 90,000,000 shares to 300,000,000 shares.6. Approval of a proposal to adjourn the annual meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in ! ! !the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5.NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL" on proposal 1, FOR proposal 2, FOR proposal 3, FOR "1 Year" on proposal 4, FOR proposal 5 and FOR proposal 6.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2023 Annual Report are available at www.proxyvote.comV50237-P11824EYENOVIA, INC.Annual Meeting of Stockholders June 12, 2024 10:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder appoints Michael Rowe and John Gandolfo, with full power of substitution and power to act alone, as proxies to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Eyenovia, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 12, 2024, at a virtual-only meeting at the following website address: www.virtualshareholdermeeting.com/EYEN2024, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations or, in the absence of such recommendations, in the judgment of the proxy holders.Continued and to be signed on reverse side